Exhibit 99.1

OMNIQ RECEIVES A $2.2 MILLION PROJECT FROM A LEADING SUPPLIER OF PHARMACEUTICALS AND MEDICAL SUPPLIES

SALT LAKE CITY, August 3rd, 2023 — OMNIQ Corp. (NASDAQ: OMQS) (“OMNIQ” or “the Company”), a provider of Artificial Intelligence (AI)-based solutions, announced today that it has received a $2.2 million project from a leading supplier of pharmaceuticals and medical supplies.

The project is for Android-based handheld devices (IoT), running applications, used in managing the customer’s total supply chain level operations within its warehouses, distribution centers, and up to the point of delivery to their own customers. This application ensures proper timing, routing, and proof of delivery ensuring customer success. The order includes special services and support, provided by omniQ.

Shai Lustgarten, CEO, of omniQ commented “This project is a strong vote of confidence by one of the largest and most prestigious worldwide suppliers of pharmaceuticals and medical supplies. Our team’s dedication to meeting the evolving demands of our long-standing customers has been instrumental in fostering enduring partnerships. We continue to focus on delivering unparalleled customer service, providing seamless technology upgrades, and ensuring nationwide support for rapid deployment. This project is a prime example of how our customers recognize the value of our service and expertise as they put their trust in us to help meet their evolving demands. In parallel, our latest AI Solutions-based business has shown promising growth, backed by our consistent delivery of legacy offerings. This blending of new and proven solutions forms a strong foundation of stability and growth for our company. As we continue to propel our business forward, we take pride in the fact that our long-standing customers continue to place their trust in us, validating our competitive advantages within the industry. Additionally, our commitment to embracing new technologies and constantly improving our offerings allows us to stay ahead of the curve and cater to the evolving market needs.”

About OMNIQ Corp:

OMNIQ Corp. provides computerized and machine vision image processing solutions that use patented and proprietary AI technology to deliver data collection, real-time surveillance and monitoring for supply chain management, homeland security, public safety, traffic & parking management, and access control applications. The technology and services provided by the Company help clients move people, assets, and data safely and securely through airports, warehouses, schools, national borders, and many other applications and environments.

OMNIQ’s customers include government agencies and leading Fortune 500 companies from several sectors, including manufacturing, retail, distribution, food and beverage, transportation and logistics, healthcare, oil, gas, and chemicals.

The Company currently addresses several billion-dollar markets, including the Global Safe City market, forecast to grow to $67.1 billion by 2028, the Ticketless Safe Parking market, forecast to grow to $33.5 billion by 2032 and the fast casual restaurant sector expected to reach $209 billion by 2027.

For more information please visit www.omniq.com.

Information about Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Statements in this press release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

This release contains “forward-looking statements” that include information relating to future events and future financial and operating performance. The words “anticipate”, “may,” “would,” “will,” “expect,” “estimate,” “can,” “believe,” “potential” and similar expressions and variations thereof are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Examples of forward-looking statements include, among others, statements made in this press release regarding the closing of the private placement and the use of proceeds received in the private placement. Important factors that could cause these differences include, but are not limited to: fluctuations in demand for the Company’s products particularly during the current health crisis, the introduction of new products, the Company’s ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of the Company’s liquidity and financial strength to support its growth, the Company’s ability to manage credit and debt structures from vendors, debt holders and secured lenders, the Company’s ability to successfully integrate its acquisitions, and other information that may be detailed from time-to-time in OMNIQ Corp.’s filings with the United States Securities and Exchange Commission. Examples of such forward looking statements in this release include, among others, statements regarding revenue growth, driving sales, operational and financial initiatives, cost reduction and profitability, and simplification of operations. For a more detailed description of the risk factors and uncertainties affecting OMNIQ Corp., please refer to the Company’s recent Securities and Exchange Commission filings, which are available at https://www.sec.gov. OMNIQ Corp. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless otherwise required by law.

Contact Info:

IR@omniq.com